SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             OHIO VALLEY BANC CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] $125 per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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    (2) Aggregate number of securities to which transaction applies:

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        pursuant  to  Exchange Act Rule 0-11 (set forth the  amount on which the
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[ ] Check box  if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________

     (2) Form, Schedule or Registration Statement No.:_________________________

     (3) Filing Party:_________________________________

     (4) Date Filed:__________________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, April 13, 2005



TO OUR SHAREHOLDERS:

We take pleasure in inviting you to our Annual Meeting of Shareholders, which will be held on Wednesday, April 13, 2005, at 5:00 p.m., Eastern Daylight Time, at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio.

The Annual Meeting will be held for the purpose of electing Directors and transacting such other business as may properly be brought before it. At the meeting, we shall also report to you on our operations during the past year and plans for the future.

The close of business on March 16, 2005 has been fixed as the record date for determination of shareholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment thereof.

The formal notice of Annual Meeting, the Proxy Statement and a proxy are enclosed. After reading the Proxy Statement, will you please promptly fill in, sign and return to us the enclosed proxy in the envelope provided. Polls will close promptly at 5:00 p.m. on the day of the Annual Meeting, April 13, 2005. We urge you to vote to insure that your shares are represented.

Last year, more than 83% of the Company's shares were represented in person or by proxy at the Annual Meeting. The Company appreciates this interest on your part.

We hope to see many of you in person at the Annual Meeting. There will be a social hour beginning at 4:00 p.m. Hors D'oeuvres and beverages will be served, and we hope you will take this opportunity to become acquainted with the officers and Directors of your Company.

Sincerely,



Jeffrey E. Smith
President and Chief Executive Officer



Dated:  March 23, 2005

                             OHIO VALLEY BANC CORP.
                                  P.O. Box 240
                             Gallipolis, Ohio 45631


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, April 13, 2005
                                    5:00 p.m.


                                                                Gallipolis, Ohio
                                                                  March 23, 2005

To the Shareholders of
Ohio Valley Banc Corp.

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Ohio Valley Banc Corp. (the "Company") will be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, the 13th day of April, 2005, at 5:00 p.m., Eastern Daylight Savings Time, for the following purposes:

         1. To elect three Directors of the Company, each to serve for a three-year term.

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only holders of common shares of the Company of record at the close of business on March 16, 2005 will be entitled to vote at the Annual Meeting and any adjournment.

     You are cordially invited to attend the Annual Meeting. The vote of each shareholder is important, whatever the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy promptly in the enclosed postage-paid, return-addressed envelope. Should you attend the Annual Meeting, you may revoke your proxy and vote in person if you are a registered shareholder. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of your proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                                                Jeffrey E. Smith
                                           President and Chief Executive Officer

                             OHIO VALLEY BANC CORP.
                                  P.O. Box 240
                             Gallipolis, Ohio 45631

                                                                  March 23, 2005

                                 PROXY STATEMENT

     This proxy statement and the accompanying proxy are first being mailed on or about March 23, 2005 to shareholders of Ohio Valley Banc Corp. (the "Company") regarding the Annual Meeting of Shareholders to be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, April 13, 2005, at 5:00 p.m., Eastern Daylight Savings Time (the "Annual Meeting").

     A proxy for use at the Annual Meeting accompanies this proxy statement and is solicited by the Board of Directors of the Company. You may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy in the envelope provided. Without affecting any vote previously taken, you may revoke your proxy at any time before it is voted at the Annual Meeting (1) by giving written notice of revocation to the Secretary of the Company, at the address of the Company set forth on the cover page of this proxy statement; (2) by executing a later-dated proxy which is received by the Company prior to the Annual Meeting; or (3) if you are the registered owner of your common shares, by attending the Annual Meeting and giving notice of revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

     If you hold your common shares in "street name" with a broker, financial institution or other holder of record, you may be eligible to appoint your proxy electronically via the Internet or telephonically and you may incur costs associated with the electronic access. If you hold your common shares in street name, you should review the information provided to you by the holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the street name common shares and how to revoke previously given instructions.

     Only shareholders of record at the close of business on March 16, 2005, are entitled to receive notice of and to vote at the Annual Meeting and any adjournment. As of February 28, 2005, 3,430,859 common shares were outstanding and entitled to vote at the Annual Meeting. Each common share entitles the holder thereof to one vote on each matter submitted to the shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the outstanding common shares.

     The Company will bear the costs of preparing, printing and mailing this proxy statement, the accompanying proxy and any other related materials, as well as all other costs incurred in connection with the solicitation of proxies on behalf of the Company's Board of Directors other than the Internet access and telephone usage charges a shareholder may incur if a proxy is appointed electronically through a holder of record. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of the Company and its subsidiaries by further mailing, telephone, facsimile or personal contact. The Company will also pay the standard charges and expenses of brokers, voting trustees, financial institutions and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding materials to the beneficial owners of common shares entitled to vote at the Annual Meeting.

         If you are a participant in the Ohio Valley Banc Corp. Employee Stock Ownership Plan (the "ESOP") and common shares have been allocated to your account in the ESOP, you will be entitled to instruct the trustee of the ESOP how to vote those common shares and you will receive your voting instructions separately. If no instructions are given by you to the trustee of the ESOP, the trustee will vote the common shares allocated to your ESOP account in its sole discretion.

     The inspectors of election appointed for the Annual Meeting will tabulate the results of shareholder voting. Common shares represented by properly executed proxies returned to the Company prior to the Annual Meeting will be counted toward the establishment of a quorum for the Annual Meeting even though they are marked "ABSTAIN," "AGAINST," "WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES," "VOTE FOR ALL EXCEPT" or not at all. Brokers who hold common shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the brokers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters such as the election of Directors. However, brokers who hold common shares in street name may not vote such common shares on non-routine matters, including proposals to approve equity-based compensation plans, without specific instructions from the customer who owns the common shares. Proxies that are signed and submitted by brokers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Broker non-votes count toward the establishment of a quorum for the Annual Meeting.

     The Annual Report of the Company for the fiscal year ended December 31, 2004, including financial statements, is being delivered with this proxy statement.

              OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicates, as of February 28, 2005, certain information concerning the only shareholder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common shares of the Company.

                                            No. of Common
                                             Shares and
                                              Nature of               Percent of
Name and Address                         Beneficial Ownership          Class (1)
----------------                       -----------------------         ---------

Morris and Dorothy Haskins                    264,268 (2)                 7.70%
Foundation, Inc.
1767 Chestnut Street
Bowling Green, KY  42101

(1) The percent of class is based upon 3,430,859 common shares outstanding as of February 28, 2005.

(2) Based on information contained in a Schedule 13G filing with the Securities and Exchange Commission (the "SEC"), dated February 9, 2005. Carol H. Wedge and Paul D. Wedge, Jr. share voting and investment power over the 264,268 common shares owned by the Morris and Dorothy Haskins Foundation, Inc.

     The following table furnishes information regarding the beneficial ownership of common shares of the Company, as of February 28, 2005, for each current Director, each nominee for election to the Board of Directors, by each executive officer named in the Summary Compensation Table and by all current Directors and executive officers as a group.


                                            No. of Common
                                             Shares and
                                              Nature of               Percent of
Name and Address                       Beneficial Ownership(1)         Class (2)
----------------                       -----------------------        ----------

Anna P. Barnitz                                 1,030   (3)               .03%
Sue Ann Bostic (4)                              8,833   (5)               .26%
W. Lowell Call                                 16,967   (6)               .49%
Steven B. Chapman                               1,273   (7)               .04%
Robert H. Eastman                              75,017   (8)              2.19%
Katrinka V. Hart (4)                            7,440   (9)               .22%
Harold A. Howe                                 11,915  (10)               .35%
E. Richard Mahan (4)                            5,523  (11)               .16%
Larry E. Miller (4)                             6,672  (12)               .19%
Brent A. Saunders                               4,356  (13)               .13%
Jeffrey E. Smith (4)                           15,657  (14)               .46%
Lannes C. Williamson                            3,501  (15)               .10%
Thomas E. Wiseman                              11,433  (16)               .33%

All Directors and executive                   171,227  (17)              4.99%
officers as a Group
(14 persons)

(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded down to the nearest whole common share. The Company has never granted options to purchase its common shares. The mailing address for each of the current directors and executive officers of the Company is P.O. Box 240, Gallipolis, Ohio 45631.

(2) The percent of class is based on 3,430,859 common shares outstanding on February 28, 2005.

(3) Represents common shares held jointly by Mrs. Barnitz and her spouse, as to which she shares voting and investment power.

(4)      Executive  officer  of  the  Company  named in the Summary Compensation
         Table.

(5) Represents 4,513 common shares held jointly by Mrs. Bostic and her spouse, as to which she shares voting and investment power; 385 common shares held by Mrs. Bostic as custodian for her grandchildren; and 3,935 common shares held for the account of Mrs. Bostic in the ESOP.

(6) Represents common shares held in a living trust account with Mr. Call and his spouse as to which they share voting and investment power.

(7) Includes 1,185 common shares held jointly by Mr. Chapman and his spouse, as to which he shares voting and investment power. The number shown also includes 88 common shares held by a broker for Mr. Chapman's spouse in a self-directed individual retirement account, as to which she has sole voting and investment power.

(8) Includes 36,374 common shares held jointly by Mr. Eastman and his spouse, as to which he shares voting and investment power.

(9) Includes 4,829 common shares held for the account of Ms. Hart in the ESOP.

(10) Includes 6,179 common shares held jointly by Mr. Howe and his spouse, as to which he shares voting and investment power; 5,522 common shares held in a self-directed individual retirement account at Ohio Valley Bank, as to which Ohio Valley Bank has voting power and Mr. Howe has investment power; and 212 common shares held jointly by Mr. Howe and his children as to which he shares voting and investment power.

(11) Includes 2,878 common shares held jointly by Mr. Mahan and his spouse, as to which he shares voting and investment power; 128 common shares held by Mr. Mahan as custodian for his nieces; and 2,516 common shares held for the account of Mr. Mahan in the ESOP.

(12) Includes 2,943 common shares held jointly by Mr. Miller and his spouse, as to which he shares voting and investment power; and 3,729 common shares held for the account of Mr. Miller in the ESOP.

(13) Includes 1,752 common shares held jointly by Mr. Saunders and his spouse, as to which he shares voting and investment power; 508 common shares held by Mr. Saunders as custodian for the benefit of his children; 116 common shares held by a broker in a self-directed individual retirement account, as to which the broker has voting power and Mr. Saunders has investment power; and 25 common shares in an investment club held by a broker, as to which the investment club treasurer has voting power and the members share investment power.

(14) Includes 380 common shares held by Mr. Smith's spouse, as to which she has sole voting and investment power; 213 common shares held by Mr. Smith's spouse as custodian for the benefit of his daughter as to which Mr. Smith's spouse exercises sole voting and investment power; and 10,620 common shares held for the account of Mr. Smith in the ESOP.

(15) Includes 17 common shares held by Mr. Williamson's spouse, as to which she has sole voting and investment power; and 3,097 common shares held by a broker in a self-directed individual retirement account, as to which the broker has voting power and Mr. Williamson has investment power.

(16) Includes 10,777 common shares held jointly by Mr. Wiseman and his spouse, as to which he shares voting and investment power; 630 common shares held by Mr. Wiseman as custodian for the benefit of his children; and 25 common shares in an investment club held by a broker, as to which the investment club treasurer has voting power and the members share investment power.

(17)     See Notes (3) and (5) through (16) above.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's Directors and executive officers as well as any persons holding more than 10% of the Company's outstanding common shares are required to report their initial ownership of common shares and any subsequent changes in their ownership to the SEC. Specific due dates have been established by the SEC for such filings, and the Company is required to disclose in this proxy statement any failure to file by those dates. Based on its review of (1) Section 16(a) reports filed on behalf of these individuals for their transactions during the Company's 2004 fiscal year and (2) documentation received from one or more of these individuals that no annual Form 5 reports were required to be filed by them for the Company's 2004 fiscal year, the Company believes that all SEC filing requirements were met, except that Robert H. Eastman, a Director of the Company, did not timely file a Form 4 reporting the acquisition of 2,000 of the Company's common shares in July 2004.


                       PROXY ITEM 1: ELECTION OF DIRECTORS

     The Company's Board of Directors consists of nine members - three in the class whose terms expire at the Annual Meeting, three in the class whose terms expire in 2006 and three in the class whose terms expire in 2007. Harold A. Howe was elected as a Director of the Company effective January 18, 2005 to fill the vacancy created by the retirement of James L. Dailey on the same date. Mr. Howe was recommended to the Nominating and Corporate Governance Committee by Jeffrey
E. Smith, President and Chief Executive Officer.

     The Board of Directors has reviewed, considered and discussed each Director's relationships, both direct and indirect, with the Company and its subsidiaries and the compensation and other payments each Director has both, directly or indirectly, received from or made to the Company and its subsidiaries in order to determine whether such Director qualifies as independent under Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market ("Nasdaq"), and has determined that the Board has at least a majority of independent Directors. The Board of Directors has determined that each of the following Directors has no financial or personal ties, either directly or indirectly, with the Company or its subsidiaries (other than compensation as a Director of the Company and its subsidiaries, banking relationships in the ordinary course of business with Ohio Valley Bank (the "Bank") and ownership of common shares of the Company as described in this proxy statement) and thus qualifies as an independent Director under Nasdaq Marketplace Rule 4200(a)(15):
Anna P. Barnitz, W. Lowell Call, Steven B. Chapman, Robert H. Eastman, Lannes C. Williamson and Thomas E. Wiseman.

     The Board of Directors proposes that each of the three nominees identified below be re-elected for a new three-year term. Each nominee was recommended to the Board of Directors by the Nominating and Corporate Governance Committee. Each person elected as a Director at the Annual Meeting will hold office for a term of three years and until his successor is duly elected and qualified or until his earlier resignation, removal from office or death. The three nominees for election as Directors receiving the greatest number of votes will be elected. Common shares represented by properly executed and returned proxies will be voted FOR the election of the Board of Directors' nominees unless authority to vote for one or more nominees is withheld. Common shares as to which the authority to vote is withheld will be counted for quorum purposes, but will not be counted toward the election of Directors or toward the election of the individual nominees specified on the proxy.

     The following table gives certain information, as of February 28, 2005, concerning each nominee for election as a Director of the Company. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

                NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2008

                                 Position(s) Held with the              Director
                                 Company and Its Principal    Director    of the
                                     Subsidiaries and          of the    Company
Name                     Age     Principal Occupation(s)     Bank Since   Since
----                     ---    ---------------------------  ----------   ------

W. Lowell Call           68     Retired; Vice President of      1986       1992
                                Bob Evans Farms, Inc.
                                (restaurant operator and food
                                products) from 1955 to 2001

Harold A. Howe           54     Self-employed (real estate      1998       2005
                                investments and rentals); and
                                President, Ohio Valley Financial
                                Services Agency, LLC

Brent A. Saunders        47     Attorney at Law,                2001       2003
                                Halliday, Sheets & Saunders
                                (Partner)

The Board of Directors recommends that shareholders vote FOR the election of the above nominees.

     While it is contemplated that all nominees will stand for election, if one or more nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for election as a Director, the individuals designated as proxy holders reserve full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees named above will be unavailable or unable to serve if elected to the Board.

         The following table gives certain information concerning the current Directors who will continue to serve after the Annual Meeting. Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

                      DIRECTORS WITH TERMS EXPIRING IN 2006

                                 Position(s) Held with the              Director
                                 Company and Its Principal    Director    of the
                                     Subsidiaries and          of the    Company
Name                     Age     Principal Occupation(s)     Bank Since   Since
----                     ---    ---------------------------  ----------   ------

Anna P. Barnitz           42     Treasurer and Chief Financial   2001       2003
                                 Officer, Bob's Market and
                                 Greenhouses, Inc. (horticultural
                                 products for wholesale distribution
                                 and retail landscaping stores)

Lannes C. Williamson      60     President, L. Williamson        1997       2000
                                 Pallets, Inc. (sawmill; pallet
                                 manufacturing; and wood processing)

Thomas E. Wiseman         46     President, The Wiseman Agency,  1992       1992
                                 Inc. (insurance and financial services)


                      DIRECTORS WITH TERMS EXPIRING IN 2007

Steven B. Chapman         58     Certified Public Accountant,    1999       2001
                                 Chapman & Burris CPA's LLC
                                 (Partner)

Robert H. Eastman         64     President of Ohio Valley        1986       1992
                                 Supermarkets, Inc. (retail
                                 grocery stores)

Jeffrey E. Smith          55     President and Chief Executive   1986       1992
                                 Officer of the Company and
                                 the Bank

     There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

Meetings of and Communications with the Board of Directors

     The Board of Directors held a total of twelve (12) meetings during the 2004 fiscal year. Each incumbent Director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which the Director served, in each case during the Director's period of service in the 2004 fiscal year. In accordance with applicable Nasdaq Marketplace Rules, the independent directors meet in executive session as appropriate matters for their consideration arise.

     The Company encourages all incumbent Directors and Director nominees to attend each annual meeting of shareholders. All of the incumbent Directors and Director nominees attended the Company's last annual meeting of shareholders held on April 14, 2004.

     The Company has an informal process by which shareholders may communicate directly with Directors. Any communication to the Board may be mailed to Thomas
E. Wiseman, Lead Director, in care of Investor Relations at the Company's headquarters, P.O. Box 240, Gallipolis, Ohio 45631. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." There is no screening process, and all shareholder communications that are received for the Board's attention will be forwarded to all Directors. The Board may consider the development of more specific communication procedures in the future, including procedures whereby shareholders may communicate directly with specific Directors.

Committees of the Board

     The Board of Directors has four standing committees: the Audit Committee, the Compensation and Management Succession Committee, the Executive Committee and the Nominating and Corporate Governance Committee.

Audit Committee
---------------

     The Audit Committee is comprised of Anna P. Barnitz, W. Lowell Call, Steven
B. Chapman (Chairman) and Lannes C. Williamson. The Board of Directors has determined that each member of the Audit Committee qualifies as independent under Nasdaq Marketplace Rules 4200(a)(15) and 4350(d)(2) as well as under Rule 10A-3 promulgated under the Exchange Act.

     The Board of Directors believes that each member of the Audit Committee has substantial financial experience and is highly qualified to discharge such member's duties. Additionally, the Board of Directors has determined that Steven
B. Chapman  qualifies as an "audit committee  financial  expert" for purposes of
Item 401(h) of SEC Regulation S-K based on his training and experience as a Certified Public Accountant. The Board of Directors has determined that Mr. Chapman is capable of (i) understanding accounting principles generally accepted in the United States ("US GAAP") and financial statements, (ii) assessing the general application of US GAAP in connection with the accounting for estimates, accruals and reserves, (iii) analyzing and evaluating the Company's consolidated financial statements, (iv) understanding internal control over financial reporting, and (v) understanding audit committee functions.

     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix A. A current copy of the charter of the Audit Committee is also posted on the "Investor Relations" page of the Company's website at www.ovbc.com under "Charters." At least annually, the Audit Committee reviews and reassesses the adequacy of its charter and recommends changes to the full Board as necessary. The Audit Committee is responsible for:

o overseeing the accounting and financial reporting process of the Company and audits of the Company's financial statements;

o monitoring the Company's financial reporting process and internal control system;

o overseeing the certification process and other laws and regulations impacting the Company's quarterly and annual financial statements and related disclosure controls;

o reviewing and evaluating the audit efforts of the Company's independent registered public accounting firm and the Company's internal auditing department;

o providing an open avenue of communication among the Company's independent registered public accounting firm, financial and senior management, internal auditing department and the Board of Directors;

o appointing, compensating and overseeing the independent registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or performing related work; and

o      establishing  procedures  for  the  receipt, retention  and  treatment of
       complaints   received  by  the  Company  regarding  accounting,  internal accounting controls or auditing matters.

     In addition, the Audit Committee reviews and pre-approves all audit and permitted non-audit services provided by the Company's independent registered public accounting firm and ensures that the registered public accounting firm is not engaged to perform the specific non-audit services prohibited by law, rule or regulation. The Audit Committee will also carry out such other responsibilities as may be delegated to the Audit Committee by the full Board. The Audit Committee held thirteen meetings during the 2004 fiscal year.

Compensation and Management Succession Committee
------------------------------------------------

     The Compensation and Management Succession Committee is comprised of W. Lowell Call, Robert H. Eastman and Thomas E. Wiseman (Chairman). The Board of Directors has determined that each member of the Compensation and Management Succession Committee qualifies as independent under Nasdaq Marketplace Rule 4200(a)(15). In addition, the Board of Directors has determined that each member of the Compensation and Management Succession Committee qualifies as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act.

     The Compensation and Management Succession Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors. A current copy of the charter of the Compensation and Management Succession Committee is posted on the "Investor Relations" page of the Company's website at www.ovbc.com under "Charters." The Compensation and Management Succession Committee periodically reviews and reassesses the adequacy of its charter and recommends changes to the full Board as necessary.

     The purpose of the Compensation and Management Succession Committee is to discharge the responsibilities of the Board of Directors relating to compensation of the Company's Directors and executive officers and to prepare an annual report on executive compensation for inclusion in the proxy statement for the Company's annual meeting of shareholders. The Compensation and Management Succession Committee will also carry out such other responsibilities as may be delegated to it by the full Board.

     The Compensation and Management Succession Committee is responsible for reviewing and approving goals and objectives relevant to the compensation of the Company's executive officers (including the Chief Executive Officer), evaluating such executive officers' performance in light of those goals and objectives and determining compensation based on that evaluation. The Compensation and Management Succession Committee is also responsible for reviewing the Company's incentive compensation programs and retirement plans, and recommending changes to such programs and plans to the Board of Directors as necessary. The Compensation and Management Succession Committee also reviews any severance or other termination arrangements to be entered into with the Company's executive officers. The Compensation and Management Succession Committee held seven meetings during the 2004 fiscal year.

Executive Committee
-------------------

     The Executive Committee is comprised of Steven B. Chapman, James L. Dailey (member until January 18, 2005), Robert H. Eastman, Harold A. Howe (member since January 18, 2005), Brent A. Saunders, Jeffrey E. Smith (Chairman) and Thomas E. Wiseman. The Executive Committee is authorized to act in the intervals between meetings of the Directors on matters delegated by the full Board. There were five meetings of the Executive Committee during the 2004 fiscal year.

Nominating and Corporate Governance Committee
---------------------------------------------

     The Nominating and Corporate Governance Committee consists of Steven B. Chapman, Robert H. Eastman (Chairman) and Thomas E. Wiseman. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee qualifies as independent under Nasdaq Marketplace Rule 4200(a)(15). The purposes of the Nominating and Corporate Governance Committee are to:

o identify qualified candidates for election, nomination or appointment to the Board and recommend to the full Board a slate of Director nominees for each annual meeting of the shareholders of the Company;

o make recommendations to the full Board regarding the Directors who shall serve on committees of the Board; and

o      undertake  such  other  responsibilities   as  may  be  referred  to  the
       Nominating and Corporate Governance Committee by the full Board.

     The Nominating and Corporate Governance Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors. A current copy of the charter of the Nominating and Corporate Governance Committee is posted on the "Investor Relations" page of the Company's website at www.ovbc.com under "Charters." The Nominating and Corporate Governance Committee periodically reviews and reassesses the adequacy of its charter and recommends changes to the full Board as necessary. The Nominating and Corporate Governance Committee held five meetings during the 2004 fiscal year.

Nominating Procedures

     As described above, the Company has a standing Nominating and Corporate Governance Committee that has the responsibility to identify and recommend individuals qualified to become Directors. The Nominating and Corporate Governance Committee recommended the nominees for election as Directors at the Annual Meeting. When considering potential candidates for the Board, the Nominating and Corporate Governance Committee strives to assure that the composition of the Board, as well as its practices and operation, contributes to value creation and to the effective representation of the Company's shareholders. The Nominating and Corporate Governance Committee may consider those factors it deems appropriate in evaluating Director candidates including experience, reputation and geographic location. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating and Corporate Governance Committee. From time to time, the Nominating and Corporate Governance Committee may deem it prudent to recruit individuals with education and expertise in a specific discipline, such as accounting, finance or law.

     In considering candidates for the Board, the Nominating and Corporate Governance Committee evaluates the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a Nominating and Corporate Governance Committee-recommended nominee. However, the Nominating and Corporate Governance Committee does believe that all members of the Board should have the highest character and integrity; a reputation for working constructively with others; sufficient time to devote to Board matters; and no conflict of interest that would interfere with performance as a Director. Additionally, the Company is a highly-regulated institution and all Director candidates are subject to the requirements of applicable federal and state banking laws and regulations.

     The Nominating and Corporate Governance Committee considers candidates for the Board from any reasonable source, including recommendations from shareholders and existing Directors. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating and Corporate Governance Committee has the authority to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms.

     Shareholders may recommend Director candidates for consideration by the Nominating and Corporate Governance Committee by writing to Robert H. Eastman, the Chairman of the Nominating and Corporate Governance Committee, at the Company's executive offices, P.O. Box 240, Gallipolis, Ohio 45631. The recommendation should give the candidate's name, age, business address, residence address, principal occupation or employment and number of common shares beneficially owned. The recommendation should also describe the qualifications, attributes, skills or other qualities of the recommended Director candidate. A written statement from the candidate consenting to be named as a Director candidate and, if nominated and elected, to serve as a Director should accompany any such recommendation.

     Shareholders who wish to nominate an individual for election as a Director at an annual meeting of the shareholders of the Company must comply with the Company's Code of Regulations regarding shareholder nominations. Shareholder nominations must be made in writing and delivered or mailed to Robert H. Eastman, the Chairman of the Nominating and Corporate Governance Committee, at the Company's executive offices, P.O. Box 240, Gallipolis, Ohio 45631, not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of Directors. However, if less than 21 days' notice of the meeting is given to the shareholders, the nomination must be mailed or delivered to the Chairman of the Nominating and Corporate Governance Committee not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed to the shareholders. Each nomination must contain the following information to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of common shares of the Company that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; (e) the number of common shares of the Company beneficially owned by the nominating shareholder; and (f) any other information required to be disclosed with respect to a nominee for election as a Director under the proxy rules promulgated under the Exchange Act. Nominations not made in accordance with the Company's Code of Regulations will not be considered.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Remuneration of Executive Officers

     The following table shows, for the three fiscal years ended December 31, 2004, compensation paid by the Company for services in all capacities to Jeffrey
E. Smith, the President and Chief Executive Officer of the Company, and the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
--------------------------------------------------------------------------------
Name and Principal         Year    Salary(1)   Bonus(2)   All Other Compensation
Position During 2004                 ($)         ($)                ($)
Fiscal Year
--------------------------------------------------------------------------------

Jeffrey E. Smith          2004    $135,092      $98,903             $13,120  (3)
 President and Chief      2003     131,559       89,352              12,283
 Executive Officer of     2002     127,770       67,412              12,744
 the Company and the Bank

E. Richard Mahan          2004     $69,279      $53,554              $7,355  (4)
 Senior Vice President    2003      65,243       53,429               6,816
 and Secretary of the     2002      62,360       48,989               7,126
 Company; Executive
 Vice President and
 Secretary of the Bank

Larry E. Miller           2004     $67,790      $48,266              $7,202  (5)
 Senior Vice President    2003      64,531       53,429               7,060
 and Treasurer of the     2002      61,687       48,989               7,426
 Company; Executive
 Vice President and
 Treasurer of the Bank

Katrinka V. Hart          2004     $68,468      $48,266              $6,955  (6)
 Senior Vice President    2003      59,674       42,351               5,848
 of the Company;          2002      57,347       42,519               6,415
 Executive Vice President
 and Risk Management Officer
 of the Bank

Sue Ann Bostic            2004     $67,790      $48,266              $7,202  (7)
 Vice President           2003      64,531       53,429               7,060
 of the Company;          2002      61,687       48,989               7,426
 Senior Vice President,
 Administrative Services
 Group of the Bank

(1) "Salary" for Mr. Smith during each of fiscal years 2004 and 2003 includes Director's fees in the amount of $4,200. Mr. Smith received Director's fees in the amount of $3,600 during fiscal year 2002.

(2) "Bonus" for Mr. Smith includes Director's retainer of $15,350, $14,700 and $14,000 for fiscal 2004, 2003 and 2002, respectively.

(3) Includes $2,373 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Profit Sharing Plan (the "Profit Sharing Plan"); $2,094 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the 401(k) plan which is provided for under the Profit Sharing Plan (the "401(k) Plan"); $8,020 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the ESOP; and $633 of imputed income for a life insurance policy on the life of Mr. Smith, pursuant to the terms of the Company's group life insurance contracts.

(4)      Includes   $1,312   allocated   to   Mr. Mahan   pursuant  to   Company
         contributions and reallocated forfeitures under the Profit Sharing Plan; $1,158 allocated to Mr. Mahan pursuant to Company contributions and reallocated forfeitures under the 401(k) Plan; $4,436 allocated to Mr. Mahan pursuant to Company contributions and reallocated forfeitures under the ESOP; and $449 of imputed income for a life insurance policy on the life of Mr. Mahan, pursuant to the terms of the Company's group life insurance contracts.

(5)      Includes   $1,350   allocated   to   Mr. Miller   pursuant  to  Company
         contributions and reallocated forfeitures under the Profit Sharing Plan; $1,191 allocated to Mr. Miller pursuant to Company contributions and reallocated forfeitures under the 401(k) Plan; $4,561 allocated to Mr. Miller pursuant to Company contributions and reallocated forfeitures under the ESOP; and $100 of imputed income for a life insurance policy on the life of Mr. Miller, pursuant to the terms of the Company's group life insurance contracts.

(6) Includes $1,300 allocated to Ms. Hart pursuant to Company contributions and reallocated forfeitures under the Profit Sharing Plan; $1,147 allocated to Ms. Hart pursuant to Company contributions and reallocated forfeitures under the 401(k) Plan; $4,392 allocated to Ms. Hart pursuant to Company contributions and reallocated forfeitures under the ESOP; and $116 of imputed income for a life insurance policy on the life of Ms. Hart, pursuant to the terms of the Company's group life insurance contracts.

(7)      Includes   $1,115   allocated   to   Mrs. Bostic  pursuant  to  Company
         contributions and reallocated forfeitures under the Profit Sharing Plan; $985 allocated to Mrs. Bostic pursuant to Company contributions and reallocated forfeitures under the 401(k) Plan; $3,763 allocated to Mrs. Bostic pursuant to Company contributions and reallocated forfeitures under the ESOP; and $510 of imputed income for a life insurance policy on the life of Mrs. Bostic, pursuant to the terms of the Company's group life insurance contracts.


Report of the Compensation and Management Succession Committee of the Board of Directors on Executive Compensation

     Philosophy. The compensation philosophy of the Company and the Bank is that compensation of its executive officers and others should be directly linked to corporate operating performance. To achieve this correlation, executive compensation is heavily weighted toward bonuses paid on the basis of corporate operating performance in both the short run and the long run. In years when the Company has performed well, its officers have received greater compensation and in less profitable years, the officers' pay has been negatively impacted to a substantial degree. The cash compensation program for executive officers consists of two elements: a base salary component and a bonus component.

         Decision-Making Process. The executive officers of the Company receive no compensation from the Company. Instead, they are paid by the Bank for services rendered in their capacity as executive officers of the Bank.

     In 1993, the Company adopted a comprehensive wage and salary administration plan for the Company and the Bank to be used for all employees, including executive officers. That plan consists of a number of components: a job grading process for all jobs in the Company; a performance appraisal process; and a total compensation benchmarking process to determine compensation market ranges for all job grades. The components of this plan also apply to both executive officers and non-executive officers. In 2001, a compensation market range was developed by Crowe, Chizek and Company LLC ("Crowe Chizek") for all jobs of the Company including that of Jeffrey E. Smith. These ranges are reviewed annually using the Crowe Chizek Bank Compensation Survey Data.

     Base Salary. The objectives of the base salary component of the cash compensation plan is to maintain a consistently applied and comprehensively administered system which evaluates and compensates both executive and non-executive officers. This system seeks to recognize and reward individual performance. In addition, the system periodically benchmarks jobs in the banking and financial services industry to insure the Company's officers are compensated competitively by job grade and pay range as compared to other financial services companies similar in size to the Company. The Compensation and Management Succession Committee evaluated the ability of Mr. Smith and the other executive officers to achieve or exceed the expected requirements of their jobs based on the following 10 specific criteria (the "Evaluation Criteria"): 1) job knowledge-information, 2) priority setting, 3) delegation of duties, 4) decisiveness, 5) creativity, 6) written & oral communication, 7) initiative & adaptability, 8) teamwork & open-mindedness, 9) work efficiency & follow-through, and 10) goal setting. The evaluation conducted by the Compensation and Management Succession Committee assessed the executive officers' performance in each of the 10 criteria on a range from 1, the lowest, to 5, the highest, in increments of .25. These performance ratings and position in the marketplace range generated a base salary for fiscal 2004 of $130,892, $69,279, $67,790, $68,468 and $56,649 for Messrs. Smith, Mahan, Miller, Ms. Hart
and Mrs. Bostic, respectively.

     Bonuses. The objectives of the bonus component of the Company's cash compensation program are to: (i) motivate executive officers and other employees and reward such persons for the accomplishment of both short-term and long-term objectives of the Company and the Bank, (ii) reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to both annual and long-range business results and (iii) provide a fully competitive compensation package which will attract, reward, and retain individuals of the highest quality.

     The aggregate bonus paid annually to officers, both executive and non-executive, has two elements: a component based on progress toward long range business objectives (the "Long Range Bonus") and a component based on annual results (the "Annual Results Bonus"). The objective of these two components is to provide an appropriate balance in emphasis between long term performance and short term results. The aggregate amount of the Long Range Bonus available for award to all officers (both executive and non-executive) of the Bank is determined annually by the Board upon the recommendation of the Compensation and

Management Succession Committee. The portion of the aggregate Long Range Bonus paid to each officer, including President Smith, is a function of the individual officer's job performance using the Evaluation Criteria referenced above as applied to a pre-determined bonus grid. Each officer is evaluated by his or her immediate supervisor, except for the executive officers of the Company who are evaluated by the Compensation and Management Succession Committee. The Long Range Bonus paid for fiscal 2004 performance was $71,553, $51,554, $46,266, $46,266 and $44,937 for Messrs. Smith, Mahan, Miller, Ms. Hart and Mrs. Bostic, respectively.

     The aggregate amount of and the specific goals for the Annual Results Bonus are approved annually by the Board upon the recommendation of the Compensation and Management Succession Committee. The specific goals established for the Annual Results Bonus can consist of one or more specific targets such as: efficiency ratio, return on assets, return on equity, earnings growth, and asset quality. The specific goals targeted for fiscal 2004 were: earnings growth, return on assets, return on equity, and asset quality. The Compensation and Management Succession Committee met with Mr. Smith and the other executive officers four (4) times during 2004 to review their individual performance as well as the progress toward the accomplishment of these goals. The evaluation by the Compensation and Management Succession Committee generated an Annual Results Bonus in respect of fiscal 2004 performance of $12,000, $2,000, $2,000, $2,000 and $1,750 for Messrs. Smith, Mahan, Miller, Ms. Hart and Mrs. Bostic, respectively.

     Profit Sharing Retirement Plan. The Company sponsors a qualified Profit Sharing Retirement Plan for all of its employees, including executive officers. Each employee who is at least 21 years of age, has completed 1,000 hours and one year of service to the Company and its subsidiaries, and is employed on the last day of the plan year is qualified to participate in the Profit Sharing Retirement Plan. In December 2004, the Board of Directors voted to contribute $163,632 to the Profit Sharing Retirement Plan. Each participant received a pro rata share of this contribution as well as a pro rata share of reallocated forfeitures (such pro rata share, in each case, based upon such participant's eligible compensation). The executive officers' share of the 2004 contribution and reallocated forfeitures is reported in the Summary Compensation Table on page 13.

     401(k) Retirement Plan. The Company sponsors a qualified 401(k) Plan under the Profit Sharing Retirement Plan. Participant qualifications are identical to those of the Profit Sharing Retirement Plan. In cases where participants made deferrals to the 401(k) plan, the Company contributed 25% of the first 4% of the deferral amount, not to exceed 1% of plan compensation. The executive officers' share of the 2004 contribution and reallocated forfeitures is reported in the Summary Compensation Table on page 13.

     ESOP. The Company sponsors the ESOP for all of its employees, including executive officers. Participant qualifications are identical to those of the Profit Sharing Retirement Plan. In December 2004, the Board of Directors voted to contribute $327,265 to the ESOP. Each participant's share of contributions and reallocated forfeitures is also identical to those of the Profit Sharing Retirement Plan. The executive officers' share of the 2004 contributions and reallocated forfeitures is reported in the Summary Compensation Table on page 13.

     Executive Deferred Compensation Plan. The Company maintains a non-qualified executive deferred compensation plan for all of the Company's executive officers. Participants in the executive deferred compensation plan are subject to the same terms and conditions as participants of the Director deferred compensation plan, as detailed in "Compensation of Directors" on page 17. The cost of providing benefits to the participants of the deferred compensation plan will be offset by the earnings on the life insurance contracts.

     Supplemental Executive Retirement Plan. The Company maintains a non-qualified supplemental retirement plan (the "SERP") for certain of its executive officers. Participation in the SERP is at the discretion of the Board and is designed to supplement the retirement benefits of such participants. Currently, James L. Dailey and Jeffrey E. Smith participate in the SERP. Under the SERP, life insurance contracts were purchased by the Company in December 1996, based upon a formula determined by the Board of Directors for each participant. The Company is the owner of the contracts. Generally the target benefit is equal to 70% of a participant's final year's annual compensation at age 65:

  o less the participant's projected benefit under the Company's qualified retirement plans and
  o   less the participant's projected Social Security benefit.

In the event of a participant's death while actively employed by the Company, the participant's designated beneficiary will be entitled to the payment of such benefits. The cost of providing the benefits will be offset by the earnings and death benefits of the life insurance contracts.

     The decision-making process and compensation philosophy of the Company and the Bank were considered by the Compensation and Management Succession Committee when determining 2004 compensation for Jeffrey E. Smith, President and Chief Executive Officer, of the Company and the Bank. The Compensation and Management Succession Committee believes that the compensation earned by Mr. Smith in 2004 was fair and reasonable when compared with executive compensation levels in the banking industry as reported in the marketplace range developed. Mr. Smith's compensation ranked in the middle one-third of the total compensation marketplace range for his grade.

Submitted by:
Compensation and Management Succession Committee Members

Thomas E. Wiseman, Chairman
W. Lowell Call
Robert H. Eastman

Compensation of Directors

     All of the Directors of the Company also serve as Directors of the Bank. Members of the Board of Directors of the Company receive compensation for their services rendered as Directors of the Bank, not the Company. In 2004, each Director who was not an employee of the Company or any of its subsidiaries received $550 per month for his or her service as a member of the Board of Directors of the Bank. Directors who were employees of a subsidiary of the Company received $350 per month in 2004 for their services. In addition, each Director of the Bank received a retainer of $15,350 in 2004. The retainer was pro-rated for time served for new Directors of the Bank.

     Each non-employee Director who was a member of the Executive Committee of the Bank received fees of $40,695 in 2004. This figure was pro-rated for time served for new members. Executive Committee members who are employees of the Bank receive no compensation for serving on the Executive Committee. The Executive Committee of the Bank met fifty-one (51) times in 2004.

     The Company maintains a life insurance policy for all Directors with a death benefit of two times annual Director fees reduced by 35% at age 65 and 50% at age 70. The life insurance policies terminate upon retirement.

     In December 1996, life insurance contracts were purchased by the Company for all Directors and certain officers. The Company is the owner of the contracts. The purpose of these contracts was to replace a current group life insurance program for executive officers, implement a deferred compensation plan for Directors and executive officers, implement a Director retirement plan, and implement a supplemental retirement plan for certain officers. Participants in the deferred compensation plan, upon reaching age 70, are eligible to receive a distribution of their contributions, plus accrued interest earned at a permissible rate on reinvestment of the contributions. If a participant dies before reaching age 70 and the participant qualifies, the distribution will be made to the participant's designated beneficiary in an amount equal to what the participant would have accumulated if the participant had reached age 70 and had continued to make contributions to the plan. The cost of providing the benefits to the participants will be offset by the earnings on the life insurance contracts. Participants in the Director retirement plan, upon reaching age 70, are eligible to receive 50% of the three (3) prior years' average total Directors' compensation. The benefit is payable for 120 months for Directors with 10 years of service or less. The benefit is payable for 240 months for Directors with more than 10 years of service. If a Director dies during active service, payment will be made to the Director's designated beneficiary in an amount equal to what the Director would have received had the Director reached age 70, except the benefit term will be reduced to 60 months. If the Director dies during the payment of benefits, payment will be made to the Director's designated beneficiary for the lesser of the remaining term or 60 additional months. The cost of providing the benefits to the Directors will be offset by the earnings on the life insurance contracts.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company, through the Bank, has had and expects to have in the future banking transactions in the ordinary course of the Bank's business with some of the Directors, officers and principal shareholders of the Company and entities with which they are associated. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral on loans and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of the Company, each such loan and commitment to loan did not involve more than a normal risk of uncollectibility or present other unfavorable features. All of such loans comply with Regulation O of the federal banking regulations. The aggregate amount of loans to officers and Directors of the Company, entities in which such officers and Directors have an interest, and affiliates and other associates of officers and Directors was $8,461,733 at December 31, 2004. As of the date hereof, all of such loans were performing loans.

     Brent A. Saunders rendered legal services to the Company and its subsidiaries during the Company's 2004 fiscal year and is expected to render legal services to the Company and its subsidiaries during the Company's 2005 fiscal year.

                             AUDIT COMMITTEE MATTERS

Report of the Audit  Committee  of the Board of  Directors  for the Fiscal  Year
  Ended December 31, 2004

     The Audit Committee has submitted the following report for inclusion in this proxy statement:

Role of the Audit Committee, the Independent Registered Public Accounting Firm and Management
--------------------------------------------------------------------------------

     The Audit Committee consists of four Directors who qualify as independent under Nasdaq Marketplace Rules 4200(a)(15) and 4350(d)(2) as well as under Rule 10A-3 promulgated under the Exchange Act. The Audit Committee operates under a written charter adopted by the Board of Directors.

     The Audit Committee appoints the Company's independent registered public accounting firm and oversees the Company's financial and reporting processes on behalf of the Board of Directors. Management is responsible for the Company's consolidated financial statements and its accounting and financial reporting processes, including the establishment and maintenance of an adequate system of internal control over financial reporting. Management is also responsible for preparing its report on the establishment and maintenance of, and assessment of the effectiveness of, the Company's internal control over financial reporting. Crowe Chizek and Company LLC ("Crowe Chizek"), the independent registered public accounting firm employed by the Company for the 2004 fiscal year, is responsible for auditing the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing its attestation report on management's assessment of the effectiveness of the Company's internal control over financial reporting.

Review and Discussion with Management and the Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

     As part of its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements of the Company for the year ended December 31, 2004, including a discussion of the quality, and not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements. The Audit Committee also discussed with management and Crowe Chizek the adequacy and effectiveness of the Company's internal control over financial reporting and related accounting and financial controls. The Audit Committee also discussed with management and Crowe Chizek the interim financial and other information contained in the Company's earnings releases and SEC filings.

     The Audit Committee discussed with Crowe Chizek the matters required by the standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards Nos. 61 and 90, Communication with Audit Committees, and, with and without management present, reviewed and discussed the results of Crowe Chizek's examination of the Company's consolidated financial statements.

     The Audit Committee also discussed with Crowe Chizek that firm's independence from the Company and its management. The Audit Committee obtained from Crowe Chizek a formal written statement, consistent with Independence Standards Board Standard No. 1., Independence Discussions with Audit Committees, describing all relationships between the Company and Crowe Chizek that might bear on Crowe Chizek's independence. The Audit Committee discussed with Crowe Chizek any relationships or services that might affect that firm's objectivity and satisfied itself as to Crowe Chizek's independence.

Management's Representations and Audit Committee Recommendations
----------------------------------------------------------------

     Management has represented to the Audit Committee that the Company's audited consolidated financial statements for the year ended December 31, 2004 were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed with management and Crowe Chizek the audited consolidated financial statements, and management's report on the establishment and maintenance of, and assessments of the effectiveness of, the Company's internal control over financial reporting. Based on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements and management's report on the establishment and maintenance of, and assessment of the effectiveness of, the Company's internal control over financial reporting, be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Submitted by:
Audit Committee Members

Steven B. Chapman, CPA; Chairman
Anna P. Barnitz
W. Lowell Call
Lannes C. Williamson

Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

     Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that they do not impair that firm's independence from the Company. The SEC's rules specify the types of non-audit services that an independent registered public accouting firm may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent registered public accounting firm. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Company's independent registered public accounting firm may be pre-approved.

     The purpose of the Pre-Approval Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

     Consistent with the SEC's rules, the Pre-Approval Policy provides two different approaches to pre-approving services. Proposed services may either be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The combination of these two approaches in the Pre-Approval Policy results in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm. As set forth in the Pre-Approval Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     The Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     Appendices to the Pre-Approval Policy describe the services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

     All requests or applications for services to be provided by the independent registered public accounting firm that do not require specific approval by the Audit Committee will be submitted to the Company's internal auditor and must include a detailed description of the services to be rendered. The internal auditor will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm.

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the internal auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the internal auditor to monitor the performance of all services provided by the independent registered public accounting firm and to determine whether such services are in compliance with the Pre-Approval Policy. The internal auditor will report to the Audit Committee on a periodic basis on the results of this monitoring. Both the internal auditor and management will immediately report to the chairman of the Audit Committee any breach of the Pre-Approval Policy that comes to the attention of the internal auditor or any member of management.

Services Rendered by Independent Registered Public Accounting Firm

     In April 2004, the Audit Committee appointed the accounting firm of Crowe Chizek to serve as independent registered public accounting firm of the Company for the 2004 fiscal year. Fees billed for services rendered by Crowe Chizek for each of the 2004 and 2003 fiscal years were:

A.  Audit Fees
    ----------
                                              2004                    2003
                                            Fees and                Fees and
 Service                                    Expenses                Expenses
 -------                                    --------                --------

 Consolidated financial audit of             $86,600                $114,310
 the Company, including quarterly
 reviews, review of Forms 10-Q and 10-K

 Attestation of management reports on          2,000                   3,200
 internal controls under FDICIA

 Sarbanes-Oxley testing of internal
 controls                                     98,500                    -0-
                                            --------                --------

 Total                                      $187,100                $117,510


B. Audit-Related Fees
   ------------------

 Audits of the Company sponsored benefit     $13,085                 $11,900
 plans

 Consultations with the Company's               -0-                    2,750
 management as to the accounting or
 disclosure treatment of transactions or
 events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies


 Audit of required eligible mortgage loan        750                     700
 collateral pledged to the Federal Home Loan
 Bank of Cincinnati.


 Educational materials related to the         26,540                    -0-
 requirements of SEC rules or listing standards
 promulgated pursuant to the Sarbanes-Oxley Act
 of 2002
                                            --------                --------

 Total                                       $40,375                 $15,350

C.  Tax Fees
    --------
                                              2004                    2003
                                            Fees and                Fees and
 Service                                    Expenses                Expenses
 -------                                    --------                --------

 U.S. federal, state and local tax planning   $6,540                  $3,450
 and advice

 U.S. federal, state and local tax            12,900                   7,850
 compliance                                 --------                --------

 Total                                       $19,440                 $11,300

D.  All Other Fees
    --------------

There were no fees or expenses billed for Other Services rendered by Crowe Chizek for either the 2004 and 2003 fiscal years.

All services rendered by Crowe Chizek during fiscal year 2004 were pre-approved by the Audit Committee.


Notification of Appointment of Independent Registered Public Accounting Firm

     The Audit Committee expects to appoint a registered public accounting firm in April 2005. Crowe Chizek has served as the Company's independent registered public accounting firm since 1992. The Board of Directors expects representatives of Crowe Chizek will be present at the Annual Meeting. Representatives of Crowe Chizek will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                PERFORMANCE GRAPH

     The following graph sets forth a comparison of five year cumulative total returns among the Company's common shares (indicated "Ohio Valley Banc Corp." on the Performance Graph), the S & P 500 Index (indicated "S & P 500" on the
Performance Graph), and SNL Securities SNL $500 Million-$1 Billion Bank Asset-Size Index (indicated "SNL" on the Performance Graph) for the fiscal years indicated. Information reflected on the graph assumes an investment of $100 on December 31, 1999 in each of the common shares of the Company, the S & P 500 Index, and the SNL Index. Cumulative total return assumes reinvestment of dividends. The SNL Index represents stock performance of one hundred thirteen
(113) of the nation's banks located throughout the United States with total assets between $500 Million and $1 Billion as selected by SNL Securities of Charlottesville, Virginia. The Company is included as one of the 113 banks in the SNL Index.

                            TOTAL RETURN PERFORMANCE
                   OVBC, S&P 500 and SNL $500M-$1B Bank Index
                                    1999-2004

                                  Period Ending
                 ----------------------------------------------------------
                 12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
                 --------  --------  --------  --------  --------  --------

OVBC             $100      $ 77.13   $ 75.93   $ 66.62   $ 89.01   $112.68

S&P 500          $100      $ 91.20   $ 80.42   $ 62.64   $ 80.62   $ 89.47

SNL $500M-$1B    $100      $ 95.72   $124.18   $158.54   $228.61   $259.07


                               [Insert Graph Here]

Source : SNL Financial LC, Charlottesville, VA                    (434) 977-1600

                            ANNUAL REPORT - FORM 10-K

     The Company will provide without charge to any shareholder of record on March 16, 2005, on the written request of any such shareholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, required to be filed under the Exchange Act for the Company's fiscal year ended December 31, 2004. Such written request should be directed to
E. Richard Mahan, Secretary, Ohio Valley Banc Corp., P.O. Box 240, Gallipolis, Ohio 45631, telephone number 1-800-468-6682 or 1-740-446-2631.


                            PROXY STATEMENT PROPOSALS

     Each year, the Board of Directors submits its nominations for election of Directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or shareholders for inclusion in the proxy materials for action at each year's annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy materials for the 2006 Annual Meeting, presently scheduled for May 10, 2006, must be received by the Company on or before November 23, 2005. A shareholder proposal received after November 23, 2005, but on or before February 6, 2006, will not be included in the proxy materials for the 2006 Annual Meeting, but may still be presented by the shareholder at the 2006 Annual Meeting. The individuals named as proxies for the 2006 Annual Meeting will be entitled to use their discretionary voting authority on proposals received after February 6, 2006, without any discussion of the matter in the Company's proxy materials.

     Shareholders desiring to nominate candidates for election as directors at the 2006 Annual Meeting must follow the procedures described in "ELECTION OF DIRECTORS - Nominating Procedures."


                  REPORTS TO BE PRESENTED AT THE ANNUAL MEETING

     There will be presented at the Annual Meeting the Company's Annual Report for the year ended December 31, 2004, containing financial statements for such year and the signed opinion of Crowe Chizek and Company LLC, independent registered public accounting firm, with respect to such financial statements. The Annual Report is not to be regarded as proxy soliciting material, and the Company's management does not intend to ask, suggest or solicit any action from the shareholders with respect to such Annual Report.


                    DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     Pursuant to notice delivered to eligible shareholders who share the same address, the Company and a number of brokers send only one proxy statement and the 2004 Annual Report to shareholders residing at the same address, unless different instructions have been received from the affected shareholder. Accordingly, those registered and beneficial shareholders who share an address will receive only one copy of the 2004 Annual Report and this proxy statement. A separate proxy will continue to be included for each shareholder at the shared address.

     Registered shareholders who share an address and would like to receive a separate 2004 Annual Report and/or a separate proxy statement, or have questions regarding the householding process, may contact Deborah A. Carhart, Assistant Vice President, Shareholder Relations, by calling 1-800-468-6682 or

1-740-446-2631; or by a written request addressed to Ms. Carhart at The Ohio Valley Bank Company, P.O. Box 240, Gallipolis, Ohio 45631; or by an e-mail to InvestorRelations@ovbc.com. Promptly upon request, a separate 2004 Annual Report and/or a separate proxy statement will be sent. By contacting Ms. Carhart, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports and proxy statements in the future or (ii) request delivery of a single copy of annual reports or proxy statements in the future if they are receiving multiple copies. Beneficial shareholders should contact their broker/dealers, financial institution, or other record holders for specific information on the householding process as it applies to those beneficial shareholders.

                                  OTHER MATTERS

     The only business which the Company's management intends to present at the Annual Meeting consists of the matters set forth in this proxy statement. The Company's management knows of no other matters to be brought before the Annual Meeting by any other person or group.

     If any other matters should properly come before the Annual Meeting, the proxy holders will vote thereon in their discretion.

     All duly executed proxies received will be voted.

     Please sign and date the enclosed proxy and mail it promptly in the enclosed envelope. Polls will close promptly at 5:00 p.m. on the day of the Annual Meeting, April 13, 2005.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                         [Insert Signature Here]
                                                                Jeffrey E. Smith
                                           President and Chief Executive Officer

                                   Appendix A

                             OHIO VALLEY BANC CORP.

                             AUDIT COMMITTEE CHARTER


PURPOSE

This Charter identifies the purpose, composition, meetings, authority, and other responsibilities and duties of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Ohio Valley Banc Corp. (the "Company"). The Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. The Audit Committee's primary duties and responsibilities are to:

o        Oversee  the  accounting  and  financial  reporting  processes  of  the
         Corporation and its subsidiaries and audit of the Corporation's financial statements.
o Serve as independent and objective party to monitor the Corporation's financial reporting process and internal control system.
o To oversee the certification process and other laws and regulations impacting the Corporation's quarterly and annual financial statements and related disclosure controls.
o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.
o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.


COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board would interfere with the exercise of his or her independent judgment as a member of the Committee. All committee members must satisfy the independence requirements of the Nasdaq Stock Market and Section 10A of the Securities Exchange Act of 1934 and the rules promulgated by the Securities and Exchange Commission thereunder. All members must be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. At least one member shall have past employment experience in finance or accounting or other comparable experience or background that results in the individual's financial sophistication including being or having been a CEO or CFO. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

Based upon the recommendation of the Nominating Committee, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next organizational meeting or until their successors shall be duly elected and qualified. Committee Chairman shall also be elected by the full Board.

MEETINGS

The Committee shall meet at least four times annually or more frequently as circumstances require. The Committee will meet in separate executive sessions with management, the independent auditors and the internal auditors periodically to discuss any matters that the Committee or one of these groups believes should be discussed privately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. Minutes of all meetings of the Committee shall be submitted to the Board.


AUTHORITY

Independent Accountant
----------------------

o Responsible for the selection, evaluation, retention, or discharge of the independent accountant.
o        The independent accountant shall report directly to the Committee.
o Discuss the financial and/or MD & A with the independent accountant before each 10Q and 10K is filed.
o Recommend to the Board whether the audited financial statements should be contained in the Corporation's Annual Report on Form 10K.
o Oversee the work of the independent accountant, including the resolution of disagreements between management and the independent auditors.
o Review the performance of the independent accountant and consult with the independent accountant outside the presence of management about internal controls and the effectiveness thereof and the completeness and accuracy of the Corporation's financial statements.
o Review the matters required to be discussed by Statement on Auditing Standards No. 61 and an explanation from the independent accountant of the factors to be considered by the independent accountant in determining the audit scope.
o Pre-approve all audit and non-audit service fees paid to the independent accountant.
o        Confirm the independence of the independent accountant.


Internal Auditor
----------------

o Responsible for the appointment, engagement, performance and replacement of outside vendors performing internal audit functions.
o Review with the internal auditor the responsibilities, qualifications, and staffing of the internal audit department.
o Review with the internal auditor the annual audit plan and the process used to develop the plan.
o Review with the internal auditor any deficiencies found in the internal audit process and the action of management to correct any such deficiencies.
o Review the internal auditor's assessment of the performance of the independent accountant.

OTHER RESPONSIBILITIES AND DUTIES

Documents/Reports Review
------------------------

o Review and reassess the adequacy of the charter at least annually and submit any proposed revisions to the Board for consideration and approval.
o Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.
o Meet with the internal auditor, the independent accountant and management in separate executive sessions at the Disclosure Committee Meeting to discuss any matters the Committee or these groups believe should be discussed privately with the Committee.


Ethical and Legal Compliance
----------------------------

o Review legal and regulatory matters that may have a material effect on the Corporation's financial statements, compliance policies and programs and reports from regulators.
o Establish procedures and require the Corporation to obtain or provide the necessary resources and mechanisms for the receipts, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
o Review the process for communicating the Corporation's Code of Conduct and Ethics to company personnel and for monitoring compliance.
o Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in carrying out its duties. The Corporation shall provide appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audits review or attest service for the Corporation, compensation to any other advisors retained by the Committee and ordinary administrative expense of the Committee that the Committee determines are necessary or appropriate in carrying out its duties.
o Perform any other activities consistent with this Charter, the Corporation's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.
o Pre-approve all "related party transactions" as defined by Regulation S-K, Item 404.


LIMITATION OF AUDIT COMMITTEE'S ROLE

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditor.

                             OHIO VALLEY BANC CORP.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 13, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of Ohio Valley Banc Corp. (the "Company") hereby appoints Jeffrey E. Smith, Thomas E. Wiseman and E. Richard Mahan, and each of them with full power of substitution to each, the true and lawful attorneys and proxies of the undersigned to vote all of the common shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, April 13, 2005 at 5:00 p.m. Eastern Daylight Time, and at any adjournment(s) thereof, as follows:

1. To elect the following three (3) Directors to the Board of Directors for a term of three years each:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

        Nominees:
        W. Lowell Call
        Harold A. Howe
        Brent A. Saunders

[ ] Vote For All [ ] Withhold Authority to Vote For all Nominees [ ] Vote for all except _________

 2. In their discretion, the individuals designated to vote this proxy are authorized to vote upon any other matter (none known at the time of solicitation of this proxy) which properly comes before the Annual Meeting or any adjournment thereof.

A majority of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting (or if only one should be present and act, then that one) shall have and exercise all the powers of said attorneys and proxies hereunder.

UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE
DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THIS PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.






         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

OHIO VALLEY BANC CORP.
420 Third Avenue
P.O. Box 240
Gallipolis, Ohio  45631



                                      No. of OVBC Shares:________
                                      Acct No. ________






Please indicate any address change above.


Please fill in, sign, and return this proxy in the enclosed envelope. When signing as Attorney, Executor, Administrator, Trustee, or Guardian, please give full title as such. If signer is a corporation, please sign the full corporate name by authorized officer. Joint Owners should sign individually.



-------------------------------                             ------------
Shareholder Signature                                           Date



-------------------------------                             ------------
Shareholder Signature                                           Date